SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              Form 8-K


                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



 Date of Report (date of earliest event reported) December 30, 1995



                      CINCINNATI MILACRON INC.
         (Exact name of registrant as specified in charter)




      Delaware                   1-8475                  31-1062125
(State or other              (Commission File         (I.R.S. Employer
jurisdiction of                  Number)              Identification No.)
incorporation)




 4701 Marburg Avenue, Cincinnati, Ohio                      45209
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code      (513) 841-8100




                                   NONE
       (Former name or former address, if changed since last report)

Item 2.        Acquisition or Disposition of Assets

               On December 30, 1995 (the "Closing Date"), pursuant to an Asset Purchase Agreement between Cincinnati Milacron Inc. (the "Registrant") and Trinova Corporation (the "Purchaser") dated as of December 15, 1995 (the "U.S. Asset Purchase Agreement"), and an Asset Purchase Agreement between Cincinnati Milacron U.K. Limited and Trinova Limited dated as of December 15, 1995 (the "UK Asset Purchase Agreement"), the Registrant has disposed of and transferred substantially all the assets and liabilities of its Electronic Systems Division (the "Division") to the Purchaser. The Division is engaged in the business of designing and manufacturing controls, control components, software, electronics, motor drives, motor drive components, power panel assemblies and related products for machine tools and plastics processing equipment and performing contract services for outside customers. A copy of the U.S. Asset Purchase Agreement and a copy of the UK Asset Purchase Agreement are filed herewith as Exhibits 2.1 and 2.2 and reference is made thereto for the complete terms and conditions of these Agreements.

               The purchase price is $95,225,000 under the U.S. Asset Purchase Agreement and [British Pound] 6,850,000 under the UK Asset Purchase Agreement. Thus, the total purchase price is approximately $105 million (using the $/[British Pound] exchange rate in effect on the Closing Date). In both Agreements, the purchase price is calculated and based on projected balance sheets and subject to adjustment. The adjustment amounts, if any, shall be equal to the respective balance between the net asset value shown in the projected balance sheet and the net asset value shown in the closing date balance sheet.

               Darryl F. Allen, chairman, president and chief executive officer of the Purchaser, is a director of the Registrant. Apart from that, no material relationship exists between the Registrant and the Purchaser or any of its affiliates, directors or officers, or any associate of any such directors or officers.

               The Division employs approximately 600 employees and had sales of approximately $90 million in 1995.


Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits

               It is impracticable to provide the required financial statements and pro forma financial information at this time. The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but not later than March 14, 1996, as required by Item 7(a)(4) of the General Instructions.


The following Exhibits are included with this Form 8-K:


Exhibit                                             Sequential
Number   Description of Exhibit                     Page Number

2.1      U.S. Asset Purchase Agreement
         dated as of December 15, 1995,
         between Cincinnati Milacron Inc.,
         a Delaware corporation, and
         Trinova Corporation, an Ohio
         corporation (Schedules and
         Exhibits have been omitted
         pursuant to Item 6.01(b)(2) of
         Regulation S-K.  Such Schedules
         and Exhibits are listed and
         described in the U.S. Asset
         Purchase Agreement.  The
         Registrant hereby agrees to
         furnish to the Securities and
         Exchange Commission, upon its
         request, any or all of such
         omitted Schedules and Exhibits).

Exhibit                                             Sequential
Number   Description of Exhibit                     Page Number

2.2      UK Asset Purchase Agreement dated
         as of December 15, 1995, between
         Cincinnati Milacron U.K. Limited,
         a company incorporated in England
         and Wales, and Trinova Limited, a
         company incorporated in England
         and Wales (Schedules and Exhibits
         have been omitted pursuant to Item
         6.01(b)(2) of Regulation S-K.
         Such Schedules and Exhibits are
         listed and described in the UK
         Asset Purchase Agreement.  The
         Registrant hereby agrees to
         furnish to the Securities and
         Exchange Commission, upon its
         request, any or all of such
         omitted Schedules and Exhibits).

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CINCINNATI MILACRON INC.

Date:  January 5, 1996                      By: /s/ Wayne F. Taylor
                                            Wayne F. Taylor
                                            Vice President, General
                                            Counsel and Secretary

                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON D.C. 20549



                              EXHIBITS



                         Filed with Form 8-K



                  Date of report: December 30, 1995



                 Current Report Under the Securities
                        Exchange Act of 1934



                      CINCINNATI MILACRON INC.